Exhibit 10.5


                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     ENTERED INTO as of this 31st day of July, 2000 by and among DOLLAR GENERAL CORPORATION, a Tennessee corporation (the "Borrower"), and SUNTRUST BANK, successor-in-interest to SunTrust Bank, Nashville, N.A. ("SunTrust") and such other banks and lending institutions as shown on the signature pages hereto (collectively referred to as the "Lenders"), and SUNTRUST BANK, successor-in-interest to SunTrust Bank, Nashville, N.A., in its capacity as agent for the Lenders (the "Agent").

                                    RECITALS:

     1. The Borrower, the Lenders, and the Agent are parties to a Credit Agreement dated September 2, 1997, as amended by a First Amendment to Credit
Agreement dated July 31, 1998, and as amended by a Second Amendment to Credit Agreement dated April 29, 1999 (herein the Credit Agreement, as amended, shall be referred to as the "Credit Agreement").

     2. The Borrower, the Lenders, and the Agent desire to amend the Credit Agreement as set forth herein.

     NOW,  THEREFORE,  in  consideration  of the premises and for other good and
valuable   consideration,   the  receipt   and   adequacy  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

     1. Section 1.1. of the Credit Agreement shall be amended as of the date hereof to include the following definition of "Consolidated EBITDAR":

          "Consolidated  EBITDAR"  shall  mean  for  any  fiscal  period  of the
           ---------------------
          Borrower, an amount equal to Consolidated EBITR, plus (i) consolidated depreciation and (ii) consolidated amortization, all as determined in accordance with GAAP.

     2. Section 7.1.(b), Consolidated Funded Debt to Total Capitalization Ratio,
                         ------------------------------------------------------
of the Credit Agreement shall be deleted in its entirety and replaced with the following as of the date hereof:

          (b)  Consolidated Funded Debt to Consolidated  EBITDAR Ratio.  Permit,
               -------------------------------------------------------
               as of the last day of any fiscal quarter, the ratio of Consolidated Funded Debt to Consolidated EBITDAR to be greater than 2.0 to 1.0.

     3. The Borrower reaffirms its obligations under the Credit Agreement, and the Borrower agrees that such obligations are valid and binding, enforceable in accordance with their terms, subject to no defense, counterclaim, or objection.

     4. This Agreement may be signed in counterparts.


                              BORROWER:
                              ---------

                              DOLLAR GENERAL CORPORATION


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              AGENT:
                              ------

                              SUNTRUST BANK

                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              LENDERS:
                              --------

                              SUNTRUST BANK

                              By:
                                 ----------------------------------------

                              Title:
                                    -------------------------------------


                              FIRST UNION NATIONAL BANK


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------

                              WACHOVIA BANK, N.A.


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              BANK OF AMERICA, N.A.


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              MORGAN GUARANTY TRUST
                              COMPANY OF NEW YORK


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              BANK ONE, N.A.


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              AMSOUTH BANK

                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------

                              FIFTH THIRD BANK


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              KEY BANK NATIONAL ASSOCIATION


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              FIRSTAR BANK, N.A.


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              PNC BANK, N.A.


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              UNION PLANTERS BANK OF
                              MIDDLE TENNESSEE, N.A.


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------